Disposal of Subsidiaries	6 Months Ended
Jun. 30, 2026
Disposal of Subsidiaries [Abstract]
Disposal of subsidiaries

4. Disposal of subsidiaries

As part of the Company’s ongoing commitment to improve its profitability and support sustainable growth, on June 8, 2026, the Company entered into a share purchase agreement (the “SPA”) with Shengshi International Group Inc., a Cayman Islands exempted company (the “Purchaser”), and Juxing, a wholly owned subsidiary of the Company. Pursuant to the SPA, the Company agreed to sell 100% of its equity interest in Juxing to the Purchaser for aggregate consideration of $2.0 million (the “Disposition”).

The $2,000,000 consideration is payable over three years following closing: $200,000 every four months during the first year, totaling $600,000; $600,000 during the second year; and $800,000 during the third year. As of June 30, 2026, $200,000 had been received and $1,800,000 remained outstanding. The outstanding consideration was discounted at 5.97% and had a carrying amount of $1,635,936. The discount is recognized as interest income over the collection period using the effective interest method.

Juxing owns 100% of Shenzhen Pengze Future Technology Co., Ltd., which controls Shenzhen Gongwuyuan Network Technology Co., Ltd. (“Gongwuyuan”) through a series of contractual arrangements with certain variable interest entities (“VIEs”), including Gongwuyuan and its subsidiaries and shareholders. Upon completion of the Disposition on June 25, 2026, the Purchaser became the sole shareholder of Juxing and will indirectly control the VIEs.

Prior-period amounts have been reclassified to conform to the current-period presentation of discontinued operations. Such reclassifications had no effect on previously reported total assets, total liabilities or shareholders’ equity.

The following table summarizes the carrying value of the assets and liabilities of discontinued operations Juxing, Shenzhen Pengze and VIEs at June 25, 2026:

Cash and equivalents	$932,492
Prepaid expenses and other receivables	1,570,873
Loan receivable	677,156
Fixed assets, net	2,014
Total assets	$3,182,535

Accounts payable	$98,058
Accrued liabilities and other payables	1,543,445
Loan payable	26,532
Non-controlling interest	117,600
Other current liabilities	83,559

Total liabilities	$1,869,194

The following table shows the results of operations relating to discontinued operations for the six months ended June 30, 2026 and 2025, respectively.

	Six Months ended June 30,
	2026	2025

Revenue	$1,948,681	$7,261,545

Cost of goods sold	1,581,570	6,535,524

Gross profit	367,111	726,021

Operating expenses
Research and development expenses	176,415	75,605
Selling expenses	127,258	32,906
General and administrative expenses	121,356	197,698

Total operating expenses	425,029	306,209

Income/ (Loss) from operations	(57,918)	419,812

Gain from disposal of subsidiaries	884,361	-
Other income, net	88,474	5,878

Income before income taxes	914,917	425,690

Income tax provision	2,619	19,769

Net Income	$912,298	$405,921

The following table summarizes the carrying value of the assets and liabilities of discontinued operations Juxing, Shenzhen Pengze and VIEs at December 31, 2025:

Cash and equivalents	$105,015
Accounts receivable, net	1,652,351
Due from related parties	34,991
Prepaid expenses and other receivables	1,434,384
Loan receivable	657,943
Restricted cash, non-current	1,430,000
Right-of-use asset, net	42,745
Fixed assets, net	1,954
Assets from discontinued operations	$5,359,383

Accounts payable	$2,001,641
Loan payable to third parties	107,250
Advance from customers	30,975
Accrued liabilities and other payables	1,643,827
Taxes payable	101,430
Due to related parties	211,299
Lease liabilities	42,745

Liabilities from discontinued operations	$4,139,167